UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 1, 2004

(Date of earliest event reported)

E Med Future, Inc.

(Exact name of registrant as specified in its charter)

Nevada	033-55254-36	87-0485314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

794 Morrison Road, Suite 911 Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)

(877) 855-1319

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

On November 1, 2004, E Med Future, Inc. (“E Med”) appointed Donald Sullivan Chief Financial Officer of E Med. Prior to joining E Med, from January through October 2004, Mr. Sullivan was employed as Vice President and Chief Financial Officer of Capital Furniture Works, Inc., a furniture manufacturer. From 1998 through 2003, Mr. Sullivan was the owner of Danville Pallet Co., a wooden pallet manufacturer. Previously, Mr. Sullivan was employed for approximately 20 years by Castle Nursing Homes, Inc. in various capacities, including President, Secretary – Treasurer and Chief Financial Officer. Mr. Sullivan was licensed as a Certified Public Accountant in 1967 and worked for over 10 years as a partner in various CPA firms.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E MED FUTURE, INC.

By:	/s/ D. Dane Donohue
D. Dane Donohue, Executive Vice President

Date: November 1, 2004

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